Earnings Call Presentation 3rd Quarter 2019 October 28, 2019 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, October 28, 2019 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis with the exception of cash flow. With the sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). We are using actual tax rates to report 2019 and 2018 results as well as in our guidance for 2019. Prior to this year we used a normalized book tax rate when reporting EPS. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

Consolidated Company Key Metrics-Third Quarter 2019 (1) As reported EPS: $1.28 in 2019 and $0.90 in 2018 2019 2018 Variance Net Sales $277.10000000000002 $0 $260.5 6.3723608445297675E-2 Adj. EBITDA $113.5 $0 $100.08 $0 0.1340927258193445 % of Sales 0.40959942259112231 0.3841842610364683 250 Adj. Earnings Per Share (1) $1.3772415785584677 $1.146866625130883 0.20087336084201923 Adj. Free Cash Flow $99.200000000000045 $74 0.34054054054054117 Net Debt $552.5 $494.09999999999997 $58.400000000000034

Adjusted EBITDA Bridge – Third Quarter 2019 vs. PY $7 $3 $1 ($2) $2 $3 Positive price realization in Mineral Fiber segment coupled with a 23% increase in Architectural Specialties sales drove adjusted EBITDA up 13%

Adjusted Free Cash Flow Bridge - Third Quarter 2019 vs. PY ($2) Strong cash earnings growth slightly offset by increased CapEx and interest $22 ($2) $8 ($2) (1) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation (1) Includes cash earnings, working capital and other current assets and liabilities $99

Average Unit Value (AUV) expanded 2% versus the prior year quarter Manufacturing gains driven by productivity and the benefits of St Helens plant closure in 2018 WAVE equity earnings increased 16% driven by positive volume and mix Mineral Fiber Third Quarter Results EBITDA growth driven by Average Unit Value (AUV), productivity & WAVE Key Highlights Q1 Q2 Q3 2018 Adjusted EBITDA $70 $86 $88 Current Quarter Comments AUV 15 11 4 Fall through of mix and price Volume (8) (3) - Manufacturing 4 1 3 Productivity and benefits from 2018 restructuring Input costs (3) (1) 1 Lower energy and freight costs SG&A 2 4 1 WAVE 2 (2) 3 Fall through of volume and mix 2019 Adjusted EBITDA $82 $96 $99 Margins expanded 400 bps % Change 17% 11% 13%

Sales up 23% driven by increases in both base business and M&A Adjusted EBITDA up 18% as sales gains were partially offset by higher manufacturing and SG&A investments Architectural Specialties Third Quarter Results Continued strong sales and profit performance Key Highlights Q1 Q2 Q3 2018 Adjusted EBITDA $9 $9 $12 Current Quarter Comments Sales 5 7 7 Strong sales growth falls through to bottom line Period Expense (2) (1) (2) Manufacturing expenses relating to acquisitions SG&A (2) (3) (3) SG&A expenses relating to acquisitions 2019 Adjusted EBITDA $10 $12 $14 Margins contracted 100 bps, Organic margins expanded 210 bps % Change 15% 39% 18%

Consolidated Company Key Metrics – YTD 2019 As reported EPS: $3.63 in 2018 2019 2018 Variance Net Sales $791.24 $0 $736.36699999999996 7.4999999999999997E-2 Adj. EBITDA $313.53100000000001 $0 $273.80099999999999 $0 0.14510538675899665 % of Sales 0.39625271725393052 0.37182682005032819 240 Adj. Earnings Per Share (1) $3.66 $2.99 0.22408026755852828 Adj. Free Cash Flow $172.9 $148.19999999999999 0.1666666666666668

Adjusted EBITDA Bridge – YTD 2019 vs. PY $8 $29 ($3) $1 $5 $2 Strong price and mix drive adjusted EBITDA up 15% ($3) (1) (1) Other includes discontinued operation costs recognized in the Americas and international cost allocation adjustments.

Adjusted Free Cash Flow Bridge – YTD 2019 vs. PY $17 Strong cash earnings offset by timing of income tax ($3) $2 $11 ($2) $173

2019 Guidance $4.40 – $4.50 21% – 23% YoY Growth $3.66 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $975 $353 $1,040 - $1,050 7% – 8% YoY Growth $400 - $405 13%-15% YoY Growth (3%)-(1%) Mineral Fiber volume 5% - 7% Average Unit Value (AUV) increase >15% Architectural Specialties volume 1-3 Acquisitions – add 1% - 3% Earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity Second year of restructuring savings $65 - $70 of total capital expenditures Cash tax rate 20% - 25% No special dividend from WAVE in 2019 2018 Actual Updated 2019 Guidance $40 of interest expense 25% book tax rate 49.5 million average diluted shares outstanding $225 - $235 7% - 11% growth ex WAVE special dividend $236 *As reported EPS: $3.63 in 2018 Green Bold = Change $4.30 – $4.60 18% – 26% YoY Growth $1,040 - $1,075 7% – 10% YoY Growth $390 - $410 >10% Growth Prior 2019 Guidance $220 - $240 4% - 14% growth ex WAVE special dividend

Appendix

Adjusted EBITDA Reconciliation U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset amortization. CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, qtr YTD 2019 2018 V 2019 2018 V Earnings from continuing operations, Reported 90.7 64.200000000000017 26.499999999999986 190.80000000000007 153 37.800000000000068 rounding Add: Income tax expense, as reported 16 16.399999999999999 0 48.8 42.3 6.5 Earnings before tax, Reported 106.7 80.600000000000009 26.099999999999994 239.60000000000005 195.29999999999998 44.300000000000068 rounding Add: Interest/other income and expense, net 6.6000000000000032 0.70000000000000107 5.9000000000000021 15.600000000000001 1.5999999999999979 14.000000000000004 Operating Income, Reported 113.3 81.3 32 255.20000000000002 196.89999999999998 58.30000000000004 Add: U.S. Pension Cost (1) 1.1902507499999999 1.4346807500000001 0 3.57077475 4.3040422500000002 -0.73326750000000018 Add: WAVE Pension Settlement (2) 0 0 0 1.2182105000000001 0 1.2182105000000001 Add: Litigation Expense 0 2.7 -2.7 19.576218000000001 2.7 16.876218000000001 Add: Cost Reduction Initiatives 0 2 -2 0 7 -7 changed c12 to a dash from $0 (redo formula) Add: Net Proforma International Allocations, Other 0.5 0.90640799999999988 0 0 4.8390000000000004 -4.8390000000000004 Add/(Less): Net Environmental Expenses (Recoveries) 0.83229399999999998 -5.3599999999999994 6.1922939999999995 0.82098799999999994 -2.9259499999999998 3.7469379999999997 Add: WAVE FSA (3) 4.3963679999999998 0 4.3963679999999998 4.3963679999999998 0 4.3963679999999998 (Less): AWI Portion of WAVE's Gain on Sale to Knauf -25.473917 0 -25.473917 -25.121790059999999 0 -25.121790059999999 Add: D&A 18.886794249999994 16.512271249999998 2.3745229999999964 53.470230810000032 59.880613750000009 -6.4103829399999768 Adjusted EBITDA 113.5 100.08 13.420000000000002 313.53100000000001 273.80099999999999 39.730000000000018 rounding 0.13409272581934453 0.14510538675899656

Adjusted Diluted Earnings Per Share Reconciliation U.S. pension (credit) represents the entire actuarial net periodic pension (credit) cost recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset amortization. Adjusted tax expense is calculated using the as reported tax rate multiplied by the adjusted earnings from continuing operations before income taxes. We have updated our previously reported first quarter results to be consistent with this methodology. As reported tax rate for 2019 is actual tax rate excluding WAVE’s gain on sale to Knauf. CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, 2019 Per Diluted 2018 Per Diluted V 2019 Per Diluted 2018 Per Diluted V Share Share Share Share Earnings from continuing operations, As Reported $90.7 $1.83 $64 $1.23 $26.700000000000003 $190.80000000000007 $3.84 $153 $2.89 $37.800000000000068 Add: Income tax expense, as reported $16 $16 0 $48.8 $42.3 $6.5 Earnings from continuing operations before income taxes, As Reported $106.7 $81 $25.700000000000003 $239.60000000000008 $195.3 $44.300000000000068 (Less): U.S. Pension (Credit) (1) $-1.8847795000000001 $-6.5689367499999998 $4.6841572500000002 $-5.6543384999999997 $-19.70681025 $14.05247175 Add: WAVE Pension Settlement (2) 0 0 0 $1.2182105000000001 0 $1.2182105000000001 Add: Litigation Expense 0 $2.7 $-2.7 $19.576218000000001 $2.7 $16.876218000000001 Add: Cost Reduction Initiatives 0 $2.5 $-2.5 0 $20.5 $-20.5 Add: Net Proforma International Allocations, Other $0.5 $0.90640799999999988 0 0 $4.8390000000000004 $-4.8390000000000004 $0 Add/(Less): Net Environmental Expenses (Recoveries) $0.83229399999999998 $-5.3599999999999994 $6.1922939999999995 $0.82098799999999994 $-2.9259499999999998 $3.7469379999999997 0 Add: WAVE FSA (3) $4.3963679999999998 0 $4.3963679999999998 $4.3963679999999998 0 $4.3963679999999998 (Less): AWI Portion of WAVE's Gain on Sale to Knauf $-25.473917 0 $-25.473917 $-25.121790059999999 0 $-25.121790059999999 Adjusted earnings from continuing operations before income taxes $85.069965500000009 $74.777471250000019 $10.29249424999999 $234.83565594000012 $200.70623975000001 $34.129416190000114 (Less): Adjusted Income tax expense (4) $-16.758783203500002 $-15.215267102977666 $-1.5435161005223357 $-53.542529554320033 $-43.5 $-10.042529554320033 Adjusted net income $68.311182296500007 $1.3772415785584677 $59.562204147022356 $1.1476339912721072 $8.7489781494776508 $181.2931263856801 $3.66 $158 $2.99 $23.293126385680097 Adjusted EPS Change versus Prior Year 0.20007039616511321 0.22408026755852839 Diluted Shares Outstanding 49.6 51.9 49.6 52.8 As reported Tax Rate 0.19700000000000001 0.2034739454094292 0.22800000000000001 0.21658986175115205

Adjusted Free Cash Flow Reconciliation Prior year Adjusted Free Cash Flow did not adjust for Environmental Recoveries in the first quarter. Includes related income tax payments. Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. For the Three Months Ended September 30, For the Nine Months Ended September 30, 2019 2018 V 2019 2018 V As Reported Net cash provided by operating activities $74.400000000000034 $70.000000000000014 $4.4000000000000199 $121.4 $159 $-37.599999999999994 As Reported Net cash provided by (used for) investing activities $-39.29999999999999 $287.2 $-,326.5 $-70.899999999999991 $285.89999999999998 $-,356.79999999999995 Subtotal $35.100000000000044 $357.2 $-,322.9999999999997 $50.500000000000014 $444.9 $-,394.4 Add: Acquisitions, net - $12.4 $-12.4 $43.4 $24 $19.399999999999999 Add: Litigation, net - - - $20 - $20 Add/(Less): Environmental Payments (Recoveries), net (1) $8.9 $1.4 $7.5 $4.0999999999999996 $-25.7 $29.799999999999997 Add/(Less): Proceeds from sale of international, net (2) $55 $-,295 $350 $54.9 $-,295 $349.9 (Less): Other - $-1.4 - - - - Adjusted Free Cash Flow (3) $99.000000000000043 $74 $25.000000000000043 $172.9 $148.19999999999999 $24.7 0.33783783783783844 0.16666666666666669

Segment Reported Operating Income (Loss) to Adjusted EBITDA U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. Wave settled a portion of their pension plan that resulted in a non-cash accounting charge. WAVE Fresh Start Accounting asset amortization. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended September 30, 2016 V 2019 2018 V 2019 2018 V 2019 2018 V Operating Income (Loss) – As Reported 103.5 71.8 31.700000000000003 11.600000000000001 11.3 0 -1.7999999999999996 -1.8 0 Add: U.S. Pension Cost (1) 0 0 0 0 0 0 1.1902507499999999 1.4346807500000001 0 Add: Litigation Expense 0 2.7 -2.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 0 2.4500000000000002 -2.4500000000000002 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0.5 0 0.5 0 0 0 0 0.60640799999999995 -0.60640799999999995 Add/(Less): Net Environmental Expenses (Recoveries) 0.83229399999999998 -5.81 6.6422939999999997 0 0 0 0 0 0 Add: WAVE FSA (3) 4.3963679999999998 0 4.3963679999999998 0 0 0 0 0 0 (Less): AWI Portion of WAVE's Gain on Sale to Knauf -25.473917 0 -25.473917 0 0 0 0 0 0 Less: Depreciation and Amortization 15.666044999999997 16.655000000000001 -0.98895500000000425 2.5619999999999994 0.62799999999999834 1.9340000000000011 0.60974924999999969 -0.71772875000000003 1.3274779999999997 EBITDA – Adjusted 99.289000000000001 88.094999999999999 11.194000000000003 14.162000000000001 11.988 2.1740000000000013 0 0 0 0.13 0.18

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2019 Low to High Reported Net Sales $1,040 to $1,050 For the Year Ending December 31, 2019 Low to High Net income $232.5 to $236.3 Add: Interest expense 40 40 Add: Income tax expense 72.5 73.8 (Less): U.S. pension (credit) -15 -15 Add: D&A 70 70 Adjusted EBITDA $400 to $405.1

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2019 is calculated based on an estimated effective tax rate of 25% and on 49.5 million of diluted shares outstanding. For the Year Ending December 31, 2019 Low to High Net cash provided by operating activities $220 to $235 Add: Return of investment from joint venture 70 70 Adjusted net cash provided by operating activities $290 to $305 (Less): Capital Expenditures -65 -70 Adjusted Free Cash Flow $225 to $235 For the Year Ending December 31, 2019 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $232.5 $4.7 to $236.3 $4.8 low high Add: Interest expense 40 40 (Less): U.S. Pension credit -15 -15 Add: Income tax expense 72.5 73.8 (Less): Interest expense -40 -40 (Less): Income tax expense -72.5 -73.8 rate 0.25 0.25 Adjusted Net Income $217.5 $4.4000000000000004 to $221.3 $4.5 shares 49 49 $226.25 $4.6173469387755102 to $241.3 $4.924489795918368 $40 $40 $-20 $-20 $68.775000000000006 $73.775000000000006 $315.10000000000002 $335.1 $5 $5 $-40 $-40 $280.10000000000002 to $300.10000000000002 $-70.025000000000006 $-75.025000000000006 $210.07500000000002 $4.2872448979591837 to $225.07500000000002 $4.5933673469387761